1
Via E-Mail (rshanlever@hgrslaw.com)

Simone C. Walsh c/o Rebecca Shanlever

H
ALL
, G
ILLIGAN
, R
OBERTS
& S
HANLEVER LLP

SEPARATION

AGREEMENT
Dear Simone:

This Separation Agreement (the “Agreement”) confirms various matters concerning your separation from employment so that no misunderstanding exists between you and the Company. Acceptance by you of the separation benefits detailed below requires your acceptance of all of the terms and conditions within this

Agreement.

Your employment

with Delta Apparel, Inc. (“Company”) ended as of December 1, 2022

(the "Separation Date"). The Company will pay you your

regular base wages
earned through the Separation Date. Regular

benefit contributions and taxes are deducted

from these payments. Benefit information and

information concerning your
legal rights under such matters

as COBRA will, as applicable,

be provided to you separately. This Agreement

will not affect your existing rights

in your 401(k) account.

However, the Company will not be required or obligated to make any contributions to your 401(k) account after the Separation Date.

I.

Separation Benefits
The following separation benefits are

being offered to you

as an accommodation by the

Company and are subject to

receipt by the Company of

a signed copy of this
Agreement, which includes a Release

of Claims (the “Release”) and

your agreement to reasonably and

timely respond to the Company

after today, upon the Company’s
request and for a period of six months, regarding any questions related to matters in which you were involved while an employee of the Company. In exchange for the
Release contained in this Agreement and your compliance with the foregoing response obligations, the Company will provide you with separation benefits as follows:

1.
Voluntarily

Resignation from

Employment.

You

have voluntarily

resigned from

your employment

with the

Company as

of the

Separation Date

and as
provided in the attached written notice of

voluntary resignation, and the Company

has

waived

the

advance

notice

requirement

provided

in

Section

4(d)

of

the

November

30,

2021 Employment Agreement

between you

and the

Company (“Employment Agreement”).

You

acknowledge and agree

that you

have voluntarily
resigned from your employment with

the Company on your own

terms, that your resignation was

not (and should not be construed

as) a constructive discharge, that

you
were not coerced into resigning from your employment, and

that your resignation is final and irrevocable on your part. You further agree and acknowledge that, during your employment, you

did not report

any discriminatory,

harassing, retaliatory,

or similarly inappropriate

conduct or treatment

in connection with

your employment
with the Company (including, but not

limited to, in connection with your

separation or the events leading to

your separation) that has been based

on or connected to any
protected characteristic (including, but not limited to, race, color, religion, national origin, sex, age, disability,

or any other characteristic protected by applicable law).

Moreover,

you agree

and acknowledge

that, during

your employment,

you did

not experience

any discriminatory,

harassing, retaliatory,

or similarly

inappropriate
conduct or treatment in connection with your employment with the Company (including, but not limited to, in connection with your separation or the events leading to your separation) that has been based on or connected to

your age.

2.
Monetary Separation Benefits.

The Company will provide you with monetary separation benefits in the amount of Thirty Thousand Two Hundred Fifty and
00/100

Dollars

($30,250). These

monetary separation

benefits

will be

paid

in

accordance with

the

Company’s

regular payroll

cycle

and

all

applicable taxes

and
deductions will be withheld.
3.
Unemployment Compensation.

The Company

will not

contest an

unemployment compensation

claim that

you file

or may

file with

the appropriate

state
unemployment agency relating to your separation from the

Company.

4.
Equity Compensation.

Subject to the terms of the Delta Apparel, Inc. 2020 Stock Plan and the Restricted Stock Unit Award Agreement entered into between you and the Company effective

December 15, 2021 (dated November 30, 2021)

governing an award of five thousand

(5,000) restricted stock units

eligible to vest in
connection with

the

Company’s

fiscal year

ended October

1, 2022

(“Equity Award

Agreement 1”),

including but

not limited

to the

employment and

income tax
withholding obligations therein,

the Company will

electronically deliver to

you such shares,

net of any shares

deducted for tax withholding

purposes, as soon

as practical
following the expiration of the revocation period referenced below.

II.

Release of Claims & Agreement to Cooperate
In exchange for the above-referenced

separation benefits, you, for

yourself and your heirs, executors,

administrators, legal representatives,

successors and assigns, agree
to and do hereby release, and forever

discharge the Company, its subsidiaries, affiliates and related companies,

as well as their respective directors,

officers, employees,
agents, predecessors, parent companies, subsidiaries, assigns, successors, affiliated entities,

employee benefits plans, shareholders, and any other entities or individuals
(collectively “Released Parties”)

with respect to

any and

all claims

(which term is

defined as

including, but is

not limited,

to causes

of action,

suits, debts,

sums of
money, agreements, promises, damages, costs, losses, expenses and demands whatsoever, at law or in

equity, or before any federal, state or local

administrative agency,
whether known or unknown, whether accrued or unaccrued,

whether contingent or certain) which you now have,

or any claims whatsoever which may hereafter

arise
or accrue on account of the

events, circumstances or occurrences related to your employment with the

Company and/or its parent companies, affiliates or

subsidiaries
up to and including

the date that you

sign this Agreement, or

the termination of the

employment relationship between

you and the Company

and/or its parent companies,
affiliates

or

subsidiaries, including,

without

limitation, any

claims

for

or

under:

(1)

breach

of

contract,

express

or

implied

(including breach

of

the

Employment
Agreement, Equity

Award

Agreement 1,

the Restricted

Stock Unit

and Performance

Unit Award

Agreement entered

into between

you and

the Company

effective
December 15, 2021 (dated November 30, 2021)

governing an award of five thousand (5,000)

restricted stock units and five

thousand (5,000) performance units eligible
to vest

in connection

with the

Company’s fiscal

year ending

September 30, 2023,

and/or the

achievement of

certain performance

measures in

connection therewith
(“Equity Award

Agreement 2”),

and the

Restricted Stock

Unit Award

Agreement entered

into between

you and

the Company

effective December

15, 2021

(dated
November 30,

2021) governing

an award

of thirteen

thousand (13,000)

restricted stock

units eligible

to vest

in connection

with the

Company’s

fiscal year

ending
September 28, 2024 (“Equity Award

Agreement 3”)); (2) Title

VII of the Civil Rights

Act of 1964, as amended

by the Civil Rights

Act of 1991, as

well as any state
employment discrimination laws; (3) the Americans with Disabilities Act of 1990 and any amendments thereto, including the ADA Amendments Act of 2008; (4) the
Employee Retirement Income

Security Act; (5)

the False Claims

Act (including the

qui tam

provision thereof); (6)

the Occupational

Safety and Health

Act; (7) the
Family and Medical Leave Act of 1993 or any similar leave law in Georgia or any other state; (8) intentional or negligent infliction of emotional distress or “outrage”;
(9) defamation, libel

or slander; (10)

interference with employment

and/or contractual relations

or prospective business

advantage; (11) wrongful or

retaliatory discharge
or wrongful termination

in violation of

public policy; (12)

invasion of privacy;

(13) breach of

the implied covenant

of good faith and

fair dealing; (14)

fraud; (15) Section
1981 of the Civil Rights Act

of 1866, as amended; (16) Executive

Orders 11246, 13496 and 11141; (17) the Equal Pay Act

of 1963 or any amendments thereto;

(18) the
Consolidated Omnibus Budget

Reconciliation Act of

1985; (19) the Rehabilitation

Act of 1973; (20)

the Sarbanes-Oxley Corporate Reform

Act of 2002;

(21) the Health
Insurance Portability and Accountability Act of 1996;

(22) the Lilly Ledbetter Fair Pay Act of

2009; (23) the Fair Credit Reporting

Act; (24) claims arising under the
United States and/or the constitutions of Georgia or any

other state; (25) claims for wages and overtime pay,

equity compensation, commissions, bonuses, or vacation
pay under Georgia’s

wage payment, labor or similar laws, regulations and

wage orders as well as any

similar laws, regulations or wage orders in

any other state; (26)
any claims arising under

any other federal, state

or local law,

statute, regulation, ordinance, treaty

or law of

any other type,

or any other

cause of action or

theory of
recovery arising by

virtue of your

employment relationship and/or affiliation

with the Company

or any public

policy, tort

or common law

or any express

or implied

contracts; (27) any claims for present or future effects of past events or actions; (28) any common law claims or claims founded

in tort for negligence, negligent hiring,
negligent training or negligent supervision, promissory estoppel, detrimental reliance, quantum meruit,

unjust enrichment, breach of contract (oral, written or implied), or any other

equitable basis or action;

(29) claims that

the Company treated or

dealt with you

unfairly; (30) the Age

Discrimination in Employment Act

of 1967 (29
U.S.C. 626) (“ADEA);

(31) the Delta Apparel, Inc. 2020 Stock Plan; and/or

(32) the Delta Apparel, Inc. Short-Term Incentive Compensation Plan.

In connection with the foregoing, you acknowledge and

agree that:

1.
The Company has paid

you all amounts due under

the Employment Agreement other than

your regular base wages earned

through the Separation Date

and any
valid, reimbursable business expenses properly submitted by you for reimbursement pursuant to the Company’s established policies and programs.

2.
Your

separation from

employment with

the

Company is

not

a

result

of

the

Company’s

breach, material

or

otherwise, of

any

provision

of

the

Employment
Agreement.

3.
You are not entitled to any of the post-termination benefits set forth in Section 2(c), 5 or Section 6 of the

Employment Agreement.

4.
Other than

the above-referenced

five thousand

(5,000) restricted

stock units

awarded pursuant

to Equity

Award

Agreement 1

and payable

in shares

of Delta
Apparel, Inc. common stock in accordance with Equity Award

Agreement 1 and Paragraph 4 of Section 1 Separation Benefits in exchange for the Release contained in this Agreement and your compliance with the foregoing response obligations, you

are not entitled

to any payment,

share award or

delivery, or

other benefit or

amount pursuant to

Equity Award

Agreement 1, Equity
Award

Agreement 2,

Equity Award

Agreement 3,

the Delta

Apparel, Inc.

2020 Stock

Plan, the

Delta Apparel,

Inc. ShortTerm

Incentive Compensation

Plan, or

the
Employment Agreement, including but not limited to Section

2(c) of the Employment Agreement.

Waiver of Rights or Claims under the ADEA

You specifically acknowledge that your waiver and release include, but are not limited to, claims under the ADEA. Specifically, you recognize and acknowledge that your waiver and release of

rights and claims under the

ADEA shall be considered knowing and voluntary

due to the following: (i)

your waiver and release of

rights
and claims under the

ADEA is part of

this written Release and

Agreement between you,

as employee, and the

Company, as employer, and has been written

in a manner
which you understand; (ii) your

waiver and release of rights

and claims under the ADEA

specifically includes any claims which could have

been brought under the
ADEA; (iii) you are

not waiving or

releasing any rights or

claims under the ADEA

that may arise after

the date this

Agreement is signed; (iv)

you are waiving and
releasing rights or

claims under the

ADEA only in

exchange for the

above-referenced separation benefits;

(v) you have

been advised in

writing to consult

with an
attorney prior

to agreeing to

waive and release

rights and claims

under the

ADEA; (vi) you

hereby waive, on

the advice

of counsel, your

right to have

21 days

to
consider agreeing to waive and release rights and claims under the ADEA; (vii) you shall have 7 days following the signing of this Agreement to revoke your waiver and release of rights and

claims under the ADEA, and your

waiver and release of rights and

claims under the ADEA shall not become

effective or enforceable until
such revocation period has expired; and (viii)

you understand that your revocation of your

waiver and release of rights and claims under

the ADEA must be in writing
and received

by the

Company’s Chief Administrative

Officer at 201

W. McBee Avenue, Suite 320,

Greenville, South

Carolina 29601,

within 7

days after

your execution
of this Agreement.

You acknowledge that this Agreement does not encompass the

following: (i) any rights

or claims that may arise after

you sign this Agreement; (ii)

any rights or claims
that arise under any state’s workers’ compensation laws; (iii) any rights or claims prohibited by applicable law from being included in this Agreement; (iv) any rights
or claims

to enforce

or to

challenge the validity

of this

Agreement; and (v)

any rights

or claims

to participate

in any

proceedings before an

administrative agency
responsible for enforcing labor and/or employment

laws, e.g., the Equal Employment Opportunity

Commission; you agree, however, to waive and release

any right to
receive any monetary award for any charge or action against the

Released Parties from any proceedings before an administrative agency responsible

for enforcing

labor and/or

employment laws.

You

further acknowledge

that nothing

in this

Agreement (including

the confidentiality

and non-
disparagement provisions) shall be

construed to limit your right

to

participate in

administrative

proceedings,

to

provide

information

to

an

agency

responsible

for

enforcing unemployment compensation laws, or to file an

action to enforce or to challenge the validity of this Agreement.

III.

Other Matters

You represent and agree that you have been paid and have received all paid or unpaid leave, compensation,

wages, overtime, paid time off (excluding unused paid time
off, vacation

or sick

pay, to

which you are

not entitled), bonuses,

benefits and/or expense

reimbursements to which

you may

be entitled

and that no

other amounts,
except as provided in this Agreement, are due to you. Without waiving any prospective or retrospective rights under the Fair Labor Standards Act, you admit that you
have received from the

Company all rights

and benefits, if any,

due or potentially due

to you pursuant

to the Fair

Labor Standards Act or

similar Georgia law.

You
understand and acknowledge that it is the parties’ intent to release all claims that can be legally released but no more

than that.

You affirm that while you were employed with the Company, you had no known and unreported workplace injuries or occupational diseases and were not denied leave
under the Family and Medical Leave Act of 1993 or any similar leave law in any other state.

You represent that you have not filed any civil actions or other suits, arbitration or other claims against the Company or any of the other Released Parties,

and agree, to
the full

extent permitted by

law, that

you will not

file civil actions

or suits or

arbitration or other

claims against Company

or any of

the other Released

Parties with
respect to any claims that arose before and up to the date you sign this Agreement or any claim released herein. By signing this Agreement, you

acknowledge that you
have waived all

of the claims described above against the

Released Parties

and acknowledge that you will not seek or accept any individual remedy or damages from
any such party arising from any civil action that arises as of the execution of this Agreement.

You agree that the Company or any

of the other Released Parties would
and will be entitled to summary judgment in any such

action based, among other grounds, on this Agreement.

You

agree that: (i) should you breach

or fail to comply with

any part of this Agreement,

(ii) exercise your right hereunder to

revoke your waiver and release of

rights
and claims under the ADEA, or (iii) challenge the enforceability of some or all of the language in this

Agreement, the above-referenced consideration provided by the
Company in Section

I Separation Benefits consisting of giving you the opportunity to voluntarily resign from your employment with the Company and the Company’s
waiver of the

advance notice requirements

in Section 4(d)

of the Employment

Agreement may be

invalidated in the

Company’s sole

discretion. You

also agree that
should you breach or fail to comply with any part of this

Agreement or exercise your right hereunder to revoke your waiver and release of rights and claims under the
ADEA, the

consideration to

which you

will be

entitled under

Paragraph 2

of Section

I Separation

Benefits shall

be reduced

to Ten

Thousand and

00/100 Dollars
($10,000), and

all terms

and conditions

in this

Agreement other

than your

waiver/release of

claims under

the ADEA

shall remain

fully binding

and enforceable.

Moreover,
you agree that if a challenge is made to the enforceability of some or all of the language in this Agreement, and a suit, demand, or claim is brought by you against any
Released Party, the Released Party will be entitled to a set-off in the full amount of payments made pursuant this Agreement in any action brought.

You

affirm that you

have made the

Company aware of

each and every

fact relating to

any alleged wrongdoing or

violations of laws,

regulations, rules or mandatory
standards or

requirements by the

Company, its

affiliates, subsidiaries or

related entities or

the officers,

directors, employees, agents

and representatives of

any such
entities that you can

recall at this time, and

that you know of

no facts whatsoever that relate

in any way to

any alleged wrongdoing or violations of

laws, regulations,

rules or

mandatory standards

or requirements

by the

Company, its affiliates,

subsidiaries or

related entities

or the

officers, directors, employees,

agents and

representatives
of any such entities, including but not limited to any

violations of internal Company policies or procedures or any law or regulation.
You represent and warrant that you have not assigned, transferred or conveyed to any individual or

entity any alleged right, claim or cause

of action of any kind which
is included within this Agreement and/or Release

and that you are aware of no

lien or other encumbrance on your

rights, claims, and causes of action, and that

you are
entitled to receive from the Company payment of the proceeds due to you under the Agreement.

You

agree to

reasonably and

timely respond

to the

Company after

today, upon

the

Company’ s

request

and for

a period

of six

months, regarding

any
questions related to matters in which you were involved while an employee of the Company.

You

understand that

should you

violate this

Agreement or

threaten the

same, the

Company will

be entitled

to an

injunction restraining

you from

such violation

or
threatened violation and will be entitled to recover the costs and attorneys’ fees incurred in pursuing an injunction.

You acknowledge that, before signing this Agreement, you were given adequate time to consider this Agreement.

You further acknowledge that: (i) you took advantage
of that time to consider

this Agreement before signing

it; (ii) you carefully read

this Agreement; (iii) you

had the opportunity to consult

with an attorney before agreeing
to the terms of this Agreement and were hereby advised in writing to do so by the Company; (iv) you were, in fact, advised by counsel on the terms of the Agreement, which your counsel negotiated,

(v) you fully understand

what this Agreement means;

and (vi) you are

entering into this Agreement

voluntarily, on the advice of counsel.

You

affirm, covenant, and warrant that

you are not a

Medicare beneficiary and are not

receiving, have not received in the

past, will not have received

at the time of
payment under

this Agreement, are

not entitled

to, are

not eligible

for, and

have not

applied for

or sought

Social Security

Disability or Medicare

benefits.

If any
statement in the preceding sentence is incorrect

(for example, but not limited to, if

you are a Medicare beneficiary,

etc.), the following sentences (i.e., the remaining
sentences of this paragraph) apply.

You affirm, covenant, and warrant you have made no claim for illness or injury against, nor are you aware of any facts supporting any claim against,

the Released Parties under

which the Released

Parties could be

liable for medical

expenses incurred by you

before or after

the execution of

this
Release.

You know of no medical expenses that

Medicare has paid and

for which the Released

Parties are or could

be liable now or in

the future. You agree and affirm
that, to the best of your knowledge,

no liens of any governmental entities,

including those for Medicare conditional payments,

exist.

You will indemnify, defend, and
hold the

Released Parties harmless

from Medicare claims,

liens, damages, conditional

payments, and

rights to

payment, if

any,

including attorneys’ fees,

and you
further agree to

waive any and

all future private

causes of

action for damages

under 42 U.S.C

.§ 1395y(b)(3)(A), et

seq. The Company

and you acknowledge

and
understand that any present

or future action or

decision by the Centers

for Medicare & Medicaid

Services or Medicare

on this Release, or

your eligibility or entitlement
to Medicare or Medicare payments, will not render this

release void or ineffective, or in any way affect the finality of this Release.

IV.

Return of Company Property
You hereby certify that all Company

property, such as files, data,

keys, manuals, designs,

artwork, etc. and including

any customer related

or vendor related information,
product samples,

product information,

shipping, logistics

or

transportation information,

technical information,

any financial,

accounting, sales,

or purchase

related
information, and/or any other Company confidential

information you have in your possession

has been returned to the Company. In addition, you hereby

certify that all
Company information in your possession in electronic form, including any customer related or vendor related information, product or design information or materials, samples, shipping,

logistics or

transportation information,

technical information,

any financial,

accounting, sales,

or purchase

related information,

and/or any

other
Company confidential information has been returned

to the Company.

V.

Confidentiality and Non-Disparagement
Both parties

to this

Agreement agree

not to

disclose or

publicize the

existence or

contents of

this Agreement,

including the

amount of

monetary payments

and the
Release, except (i) to prepare a

party’s income tax

returns or financial records; (ii) to

satisfy the requirements of applicable law or

regulation; (iii) to comply with the
lawful orders or processes of the

courts; (iv) to enforce or

comply with this Agreement; or (v)

as otherwise may be agreed to

in writing by both parties in

advance of
any disclosure. Notwithstanding the

foregoing, the Company may disclose

the existence or contents

of this Agreement to

the extent required by

applicable securities
laws or regulations, including

but not limited to

filing the Agreement with the

United States Securities and

Exchange Commission .

You

agree to avoid making

any
disparaging comments about

any of the

Released Parties, whether

orally or

in writing.

For purposes of

this Agreement, “disparage”

means remarks, comments,

or
statements that impugn an individual’s character, honesty,

integrity, morality,

business acumen, or abilities, where such comments relate to the individual’s or entity’s
dealings with

customers, vendors, or

business partners.

You

agree to

not disclose

to anyone

not expressly

authorized by the

Company any

confidential information
concerning the Company and

its affiliates and subsidiaries,

specifically including information

concerning the Company’s trade

secrets, strategy,

future plans, non-public
sales and profit data, and financial condition; provided, however, that this Agreement does not prohibit or restrict you from initiating communications directly with, or responding to any inquiry from, or providing testimony before, any selfregulatory organization or state or federal regulatory authority,

regarding this Agreement or its
underlying facts or circumstances.

Any cooperation provision in the Agreement does not require

you to contact the Company regarding the subject matter of any such communications before engaging in such communications.

This Agreement sets forth the entire agreement between you

and the Company regarding the subject matter of

this Agreement.

In the event of any conflict between the
terms and conditions of this Agreement

and those of Equity Award Agreement 1, Equity

Award Agreement 2, Equity Award Agreement

3, the Delta Apparel, Inc. 2020
Stock Plan, the Delta Apparel, Inc. Short-Term Incentive Compensation Plan, the Employment Agreement,

or any other agreement between you and the Company, the
terms and conditions of this Agreement will govern. This Agreement may not be modified or cancelled in any manner except by a

writing signed by both you and the
Company’s Chief Administrative Officer.

You acknowledge that the Company has made no promises to

you other than those in this Agreement.

This Agreement binds
your heirs, administrators, representatives,

executors, successors, and assigns

and will inure to

the benefit of the

Released Parties and their

respective successors, agents,
employees, and assigns.

No statement in this Agreement, payment made pursuant to this Agreement or other participation or performance by the Company hereunder constitutes an admission of any violation of law or any wrongdoing whatsoever. The Company expressly denies any wrongdoing or violation of law.

This Agreement, including the nature, validity,

and effect of this Agreement, will be

governed by, construed, and enforced in

accordance with the laws of the State

of
Georgia.

If any provision of this Agreement is determined

to be invalid or unenforceable, either in whole

or in part, this Agreement shall be deemed amended

to delete
or modify any such invalid or unenforceable provisions and

the remainder of the Agreement shall be given full force

and effect.

There shall be no waiver of any portion of this Agreement

unless the waiver is evidenced in writing.
READ THIS

AGREEMENT CAREFULLY

AND CONSIDER ALL

OF ITS

PROVISIONS BEFORE SIGNING

IT.

THIS AGREEMENT INCLUDES

A
RELEASE OF KNOWN AND UNKNOWN CLAIMS.

IF YOU WISH, YOU SHOULD CONSULT WITH YOUR ATTORNEY.

THIS

AGREEMENT

IS

NOT

EFFECTIVE

UNLESS

AND

UNTIL

SIGNED

BY

AN

AUTHORIZED
REPRESENTATIVE

OF DELTA

APPAREL,
INC.

AGREED AND ACCEPTED:

DELTA

APPAREL, INC.

By: /s/ Justin M. Grow
Title: EVP & Chief Administrative Officer
Date: December 7, 2022

/s/ Simone C. Walsh

December 7, 2022

SIMONE C. WALSH

December 7, 2022